SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 28, 1998

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)



        Georgia                      0-24532                 58-2094179
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(State of Incorporation)     (Commission File Number)       (IRS Employer
                                                         Identification Number)




     101 North Greenwood St., P.O. Box 3007
               LaGrange, Georgia                                30240
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    (Address of principal executive offices)                  (Zip code)




       Registran's telephone number, including area code: (706) 845-5000









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Item 5.      Other Events
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     On May 28, 1998, the  Registrant  executed a Letter of Intent with Heart of
Georgia Bancshares, Inc. ("Heart of Georgia"), parent company of Mount Vernon Bank, pursuant to which Heart of Georgia Bancshares, Inc. agreed to merge with and into a wholly-owned subsidiary of the Registrant. Attached hereto is the press release regarding the announcement of the merger.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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    (c)      Exhibits.  The following exhibits are filed as part of this report:

    99.1     Press release, dated May 28, 1998, issued by the Registrant.















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                                INDEX OF EXHIBITS

Exhibit
Number                             Description
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99.1              Press release, dated May 28, 1998






                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 4, 1998


                                            FLAG Financial Corporation



                                            /s/ Ellison C. Rudd
                                            -------------------
                                            By Ellison C. Rudd,
                                            Chief Financial Officer
















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